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Exhibit 99.13

HALO Industries, Inc.
August 2001

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Aug. 2001

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

        FORM MOR-1
(9/99)

HALO INDUSTRIES—DIP	Actual August	Budget August	Variance Fav/(Unfav)
CASH FLOW PROJECTION FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	22,255	21,700	555
CASH REQUIREMENTS
PRODUCT	17,203	18,550	1,347
SUPPLIER DEPOSIT	1,495	2,800	1,305
SELLING EXPENSE
COMMISSIONS	2,820	2,758	(62)
WAGES	1,477	912	(565)
PAYROLL TAX	149	184	34
SALES ASST.	—	—	—
SAMPLE EXPENSE	44	50	6
MARKETING EXP	—	—	—
CATALOGS	12	125	113
ADVERTISING	1	75	74
AUTOMOBILE	—	5	5
TRAVEL	1	45	44
MEALS & ENT.	1	—	(1)
PROMOTION & BUS. EXP.	1	25	24
EXHIBITS & SHOWS	2	25	23
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	—	—
ROYALTY FEES & REBATES	365	100	(265)
RECRUITING EXPENSE	—	—	—
TELEMARKETING	—	—	—

TOTAL SELLING	4,873	4,304	(569)

G&A EXPENSES
WAGES	3,137	2,974	(163)
WAGES—SEVERANCE	117	82	(35)
TEMP HELP	17	79	62
SALARY—OTHER	—	—	—
PAYROLL TAXES	174	306	131
EMPLOYEE BONUS	3	—	(3)
EDUCATION/TRAINING	4	7	2
401K EXP	106	51	(54)
GROUP INSURANCE	43	2	(41)
SELF INSURANCE CLAIMS	764	460	(304)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	39	39
TRAVEL	191	80	(111)
M&E	58	15	(43)
AUTO EXP	1	—	(1)
RENT EXPENSE	1,110	1,127	17
RENT ADD ON EXP	54	99	45
UTILITIES	7	95	88
R&M & CAP EX	27	205	178
ALARM SERVICE	18	12	(6)
MOVING EXP	0	10	10
EQUIP RENTAL	174	98	(76)
REAL ESTATE TAXES	—	27	27
TELEPHONE	41	100	59
TELEPHONE REPAIRS	—	25	25
FREIGHT HOUSE	267	110	(157)
POSTAGE	93	50	(43)
COLLECTION EXP	0	—	(0)
BANK/CREDIT CARD FEES	0	175	175
OFFICE EXP	50	90	40
PRINTING/STATIONARY	5	25	20
DUES & SUBS	6	15	9
DATA LINES	0	230	230
COMPUTER SUPPLIES	3	15	12
COMPUTER SUPPORT	0	105	105

OFFICE SUPPLIES	36	50	14
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	1	70	69
PROFESSIONAL FEES	363	250	(113)
GEN LIAB & PROPERTY	168	210	42
PUBLIC COMPANY EXPENSES	16	90	74
BUS LICENSES & FEES	210	95	(115)
USE TAX	121	5	(116)
TAX PENALTIES	11	5	(6)
CONTRIBUTIONS	11	—	(11)
INTEREST	0	574	574
SALES TAX	353	—	(353)
REIMBURSED EXPENSES	69	—	(69)
MISCELLANEOUS	48	120	72

TOTAL G&A	7,878	8,176	298

TOTAL CASH DISBURSEMENTS	31,449	33,829	2,380

NET CASH FLOW	(9,194)	(12,129)	2,935

HALO Industries, Inc.
August 2001

Case #01-10000 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

Chapter 11
STATEMENT OF OPERATIONS
(Income Statement)
August 31,2001

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$22,442,626	$22,442,626
Less: Returns and Allowances	(83)	(83)
Net Revenue	$22,442,542	$22,442,542
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	15,484,759	15,484,759
Gross Profit	6,957,783	6,957,783
OPERATING EXPENSES
Advertising	52,976	52,976
Auto and Truck Expenses	4,196	4,196
Bad Debts	239,335	239,335
Contributions
Employee Benefits Programs	161,218	161,218
Insider Compensation*	3,877,361	3,877,361
Insurance	95,167	95,167
Management Fee/Bonuses	107,054	107,054
Office Expense	101,036	101,036
Pension & Profit Sharing Plans
Repairs and Maintenance	60,136	60,136
Rent and Lease Expense	1,289,736	1,289,736
Salaries/Commission/Fees	2,239,036	2,239,036
Supplies	62,771	62,771
Taxes—Payroll	188,548	188,548
Taxes—Real Estate
Taxes—Other	69,038	69,038
Travel and Entertainment	210,366	210,366
Utilities	88,357	88,357
Other (attach schedule)	977,536	977,536
Total Operating Expenses Before Depreciation	9,823,865	9,823,865
Depreciation/Depletion/Amortization	1,480,509	1,480,509
Net Profit (Loss) Before Other Income & Expenses	(4,346,591)	(4,346,591)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	5,464	5,464
Interest Expense	(666,332)	(666,332)
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(5,007,459)	(5,007,459)
REORGANIZATION ITEMS
Professional Fees	549,722	549,722
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	549,722	549,722
Income Taxes	23,000	23,000
Net Profit (Loss)	$(5,580,181)	$(5,580,181)

* "Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
STATEMENT OF OPERATIONS—continuation sheet
August 31, 2001

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	53,534	53,534
Sample amortization	96,484	96,484
Marketing	—	—
Catalogs	170,657	170,657
Promotion and business development	13,292	13,292
Exhibit & show expenses	43,882	43,882
National meeting expense	6,250	6,250
Regional meeting expense	—	—
Royalty fees	160,659	160,659
Recruiting expense	1,972	1,972
Telemarketing—phone	1,658	1,658
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone/facsimile	198,390	198,390
Postage and freight	81,324	81,324
Bank fees/credit card charges	132,748	132,748
Computer expenses	7,963	7,963
Public company expenses	86,872	86,872
Other	(166,481)	(166,481)
Allocation Exp	88,331	88,331

Total Other	977,536	977,536

HALO Industries, Inc.
August 2001

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

Chapter 11
BALANCE SHEET
August 31, 2001

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	246,855	1,099,951
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	56,214,269	55,773,499
Notes Receivable	—	—
Inventories	17,180,055	14,101,006
Prepaid Expenses	13,263,963	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	132,291,038	131,258,108
TOTAL CURRENT ASSETS	$219,196,179	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	(1,288,544)	3,942,889
Machinery and Equipment	18,288,773	19,011,257
Furniture, Fixtures and Office Equipment	11,093,262	10,365,612
Leasehold Improvements	9,406,665	4,185,879
Vehicles	96,131	96,131
Less Accumulated Depreciation	(18,118,955)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$19,477,332	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	25,955,478	26,224,254
TOTAL OTHER ASSETS	$25,955,478	$26,224,254
TOTAL ASSETS	$264,628,990	$258,955,661
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	765,730	36,407,579
Taxes Payable (refer to FORM MOR-4)	(8,954,634)	(9,257,948)
Wages Payable	7,719,500	9,400,073
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	70,637,325	67,349,786
TOTAL POSTPETITION LIABILITIES	$70,167,922	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	40,996,925	—
TOTAL PRE-PETITION LIABILITIES	$40,996,925	$—
TOTAL LIABILITIES	$111,164,846	$103,899,490
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(63,637,469)	(63,637,469)
Retained Earnings—Postpetition	(275,089,655)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	21,598,271	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$153,464,141	$155,056,168
TOTAL LIABILITIES AND OWNER'S EQUITY	$264,628,987	$258,955,658

* "Insider" is defined in 11 U.S.C. Section 101(31).

Chapter 11
BALANCE SHEET—continuation sheet
August 31, 2001

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
	132,291,038	131,258,108
Other Current Assets	132,291,038	131,258,108
Other Assets
Intangible Assets	21,591,667	21,859,196
Officer advances	25,707	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	(23)	(23)
CSV—Life insurance	1,202,742	1,202,742
Security deposits	303,957	303,957
Other assets—miscellaneous	9,732	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	72,940	72,940
Other Assets	25,955,478	26,224,254
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable-unvouchered receipts	4,638,525	2,739,488
Accounts payable—rebates receivable	(1,314,249)	(1,314,249)
Accounts payable—manual	9,679,102	10,263,487
Customer deposit	5,244,965	5,028,202
Accrued interest	123,449	5,449
Accrued WIP costs	—	—
Accrued expenses other	7,431,337	7,369,510
Due to Related Parties	—	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	22,194,550	22,415,283
Term loans	1,489,929	1,492,269
Line of credit	17,793,129	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	561,672	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	312,926	315,028
Deferred taxes—non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	70,637,325	67,349,786
Adjustments to Owner Equity
Unamortized compensation—SE	(1,015,620)	(1,035,620)
Cumulative translation adjustment	3,633,533	(334,621)
CTA—forecast category only	—	—
Retained Earnings—Other	18,980,358	18,980,358
Adjustments to Owner Equity	21,598,271	17,610,117

HALO Industries, Inc.
August 2001

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Aug. 2001

STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

        Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

        Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        FORM MOR-4
(9/99)

* "Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
August 1, 2001 to August 31, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	9/19/2001
Vendor #	Payable To/ Address	Total Amount of Check
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$1,711.05
3839	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$194.89
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$5.74
	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$18.28
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$4.30
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$115.29
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$45.25
	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$1,340.00
Just Added 4/1/2001	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$29.44

64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$10,039.09
	State Tax Commission PO Box 76 Boise, ID 83707	$3,113.59
61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$2,953.25
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$2,047.00
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$16,117.95
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$39,657.39
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$1,778.30
61175	Virginia Department of Taxation Processing Services Division PO Box 1103 Richmond, VA 23208-1103	$4,731.00
22156	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$5,286.15
16090 Qtrly	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—
EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$76,180.00
	Florida Dept of Revenue	$16,907.81
	Georgia Dept of Revenue	$36,109.56
	Indiana Dept of Revenue	$15,614.27
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$13,688.41
	Tennessee Department of Revenue	$10,288.00
	Texas Dept of Revenue	$52,498.68
	Wisconsin Department of Revenue	$5,921.43

2

14260	State of Michigan Dept 77802 Detroit, MI 48277-0003	$92,720.86
14259	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$17,811.07
14259	North Carolina Department of Revenue Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640	$378.91
3568	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$16,912.25
DE	Franchise Tax—2nd Quarter	10,248
VA	Annual Report—postmarks not considered	935

3

Lee Wayne Corporation
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
August 1, 2001 to August 31, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	9/19/2001
Vendor #	Payable To/ Address	Total Amount of Check
61395	Arizona Department of Revenue PO Box 29010 Phoenix, AZ 85038	$3,039.09
Just Added 11/1/2000	Phoenix City Treasurer PO Box 29690 Phoenix, AZ 85038-9690	$351.66
Just Added 3/1/2001	City of Tempe Tax and License Office P.O. Box 29618 Phoenix, AZ 85038-9618	$192.09
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$1,732.53
3839	Tax Trust Acct. Sales Tax Division PO Box 830725 Birmingham, AL 35283-0725	$447.20
Just Added 5/1/2001	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$—
Just Added 5/1/2001	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$1.30
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$61.15
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$659.68
Morgan	Morgan County Sales Tax Office P.O. Box 1848 Decatur, AL 35602	$6.37
65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$1,354.00

Just Added 12/1/2000	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$126.11
64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$527.79
65735	Georgia Sales & Use Tax Division Department of Revenue P.O. Box 105296 Atlanta, GA 30348	$3,059.89
IIAADE	Sales/Use Processing Iowa Dept. of Revenue and Finance P.O. Box 10412 Des Moines, IA 50306-0412	$205.32
62370	Indiana Dept of Revenue P.O. Box 7218 Indianapolis, IN 46207-7218	$4,893.23
62645	Kansas Department of Revenue Retailers Compensating Use Tax 915 Southwest Harrison St Topeka, KS 66625-0001	$3,270.31
65157	Kentucky State Treasurer Revenue Cabinet Frankfort, KY 40619	$2,301.69
5719	Department of Revenue and Taxation PO BOX 3138 Baton Rouge, LA 70821-3138	$4,362.00
5732	City of Baton Rouge Parish of East Baton Rouge Revenue Division PO Box 2590 Baton Rouge, LA 70821	$3,751.61
61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$1,348.94
64189	State of MD—Comptroller of the Treasury Revenue Administration Division Remittance Processing Center 110 Carroll Street Annapolis, MD 21411-0001	$669.85
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$6,572.00
61390	Missouri Department of Revenue Business Taxes Bureau P.O. Box 840 Jefferson City, MO 65105	$7,210.63

2

63242	Office of State Tax Commissioner State Capitol 600 East Boulevard Ave Bismark, ND 58505-0599	$813.64
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$1,902.19
65099	State of New Mexico Taxation and Revenue Department P.O. Box 25128 Santa Fe, NM. 87504-5128	$1,454.08
65215	Nevada Department of Taxation Capitol Complex Carson City, NV 89710-0003	$2,460.51
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$8,190.71
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$2,401.03
64196	Tennessee Department of Revenue Andrew Jackson State Office Building Nashville, TN 37242	$8,073.00
64195	State Treasurer John Sharp Comptroller of Public Accounts 111 E 17th Street Austin, TX 78774-0100	$12,652.75
61175	Virginia Department of Taxation Processing Services Division PO Box 1103 Richmond, VA 23208-1103	$2,532.81
64198	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$—

Subtotal of checks required		$86,625.16

EFT's	NO CHECKS REQUIRED	EFT's
64182 EFT Payment	Board of Equalization PO Box 942879 Sacramento, CA 94279-0001	$41,754.00
64187 EFT Payment	Florida Dept. of Revenue 5050 W. Tennessee Street Tallahassee, FL 32314-6527	$7,867.91
65156 EFT Payment	PA Dept of Revenue Bureau of Receipts and Control Department of 280406 Harrisburg, PA 17128-0406	$13,188.80

3

64945	Wisconsin Department of Revenue Drawer Number 389 Milwaukee, WI 53293	$1,834.82
63030	State of Michigan Dept 77802 Detroit, MI 48277-0003	$9,615.02
63245	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$1,031.83
Needs Separate Check	North Carolina Department of Revenue Mecklenburg Public Transportation Tax PO Box 25000 Raleigh, NC 27640	$15.29
65176	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$8,249.20
63330	Oklahoma Tax Commission Business Tax Division P.O. Box 26850 Oklahoma City, OK 73126-0850	$1,252.62
64198	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$3,291.30

4

QuickLinks

August 2001 Consolidated HALO DIP
August 2001 Consolidated Statement of Operations
August 2001 Consolidated Balance Sheet
August 2001 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments